                   REVOLVING CREDIT LOAN AGREEMENT AMENDMENT



     THIS AGREEMENT made this 29th day of December, 1999, between UNI-MARTS,

INC., and its subsidiary, a Delaware Corporation, with an address of 477 East

Beaver Avenue, State College, PA, 16801-5690, (hereinafter "Borrower") and U.S.

BANK, a state banking association with an address of 216 Franklin Street,

Johnstown, PA, (hereinafter "Lender") provides as follows:

     WHEREAS, Borrower executed and delivered to Lender that certain Revolving

Credit Loan Agreement, (hereinafter "Loan Agreement") originally dated December

30, 1998, in the original principal amount of $10,000,000.00; and

     WHEREAS, on June 28, 1999, the Borrower executed and delivered to Lender a

Revolving Credit Loan Modification Agreement to Lender modifying certain terms and conditions of the original Loan Agreement; and

     WHEREAS, the Lender committed to extend and modify the existing Revolving

Credit Loan by a Commitment Letter dated December 20, 1999, with Option One (1)

accepted on December 21, 1999; and

     WHEREAS, it is the intention of the parties hereto that all the original

Loan Documents, including those previously amended, shall remain in full force and effect accept as otherwise modified or amended per this Revolving Credit

Loan Agreement Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Borrower and Lender agree to the following:

1. All recitals set forth above shall be incorporated herein as if fully set forth herein.

     	2. The following definitions originally set forth in Article 2 of the

Loan Agreement shall either be added, amended or supplemented as set forth below:

     A) COMMITMENT FEE: The Borrower shall pay to Lender a Commitment Fee of $10,000.00 for the extension of the Revolving Credit Loan on or before the date of Closing.

     B) COMMITMENT LETTER: The Commitment Letter definition shall include the Extension/Modification Commitment Letter dated December 20, 1999, of which Option One (1) was accepted by the Borrower on December 21, 1999.

     C) DEBT: The definition of Debt shall be supplemented with the amount set forth in the "Amended Revolving Credit Note" which is part of this transaction.

     D) LETTER OF CREDIT: The definition of Letter of Credit is supplemented with the following additional requirements for the Letter of Credit: The maturity date of the Letter of Credit is currently June 30, 2000, shall contain an automatic renewal clause of which the Lender must provide to Borrower sixty (60) days prior written notice of the renewal or extension of the Letter of Credit beyond June 30, 2000.

     E) LOAN DOCUMENTS: The Loan Documents definition shall be supplemented with the "Amended Revolving Credit Note",
      	 Guaranty and Suretyship Agreement from Henry D. Sahakian, the Revolving Credit Loan Agreement Modification Agreement and this Revolving Credit Loan Agreement Amendment, and shall include any amendments to the other original Loan Documents.

     F) TERMINATION DATE: The Termination Date shall be amended to September 30, 2000.

     G) GUARANTY AND SURETYSHIP AGREEMENT: That certain Guaranty and Suretyship Agreement dated December 29, 1999, between Henry D. Sahakian and U.S. Bank, whereby Henry D. Sahakian fully guarantees the debt subject to certain terms and conditions contained in the Guaranty and Suretyship Agreement.


    	3. Borrower agrees that Paragraph 2.8 of the Loan Agreement shall be supplemented with the requirement that the maturity date of the Letter of Credit of which is currently June 30, 2000, shall contain an automatic renewal clause of which requires the Lender to notify the Borrower sixty (60) days prior to the expiration date of the Letter of Credit of its intent to extend or not extend said Letter of Credit to a date at least equal to the Termination Date of this

Loan.

     	4. The Loan Agreement in Article 3 sets forth "Conditions of the

Lending" between the Borrower and Lender. The following additional or modified

Conditions of Lending shall apply and to the extent these  Conditions of Lending modify the original Loan Agreement, then the new provisions as set forth herein shall take precedence over the prior Conditions.  All the original Conditions of

Lending unless modified herein shall remain in full force and effect.

      A) The Conditions of Lending set forth in Paragraph
        	3.1(a)(b)(c)(d)(e)(f)(g)(h) and (i) shall be applicable to this Loan
        	and, accordingly, must be provided at the time of Closing to the
        	extent necessary.

      B) Henry D. Sahakian shall provide the Guaranty and Suretyship
        	Agreement.  The Guaranty and Suretyship Agreement provided by Henry
        	D. Sahakian is based upon the personal financial statement of Henry
        	D. Sahakian, as provided on November 30, 1999.  The Guarantor shall
        	be permitted to transfer or sale certain assets originally listed on
        	the November 30, 1999 personal financial statement provided same are
        	approved by the Lender.   Henry D. Sahakian agrees he will not
        	transfer or encumber assets that will materially alter his financial
        	position and/or the amount of his assets during the term of this
        	Loan.  The Guaranty Agreement will, however, provide for the
        	exclusion of the Guarantor's primary residence and will also not be
        	enforced against the Guarantor by the Borrower for a period of one year from an Event of Default pursuant to the terms as set forth in the "Loan Documents."

      C) The Amended Revolving Credit Note and the other Loan Documents shall
        	be properly entered into by the Borrower and provided to the Lender.

      D) The security interests originally perfected shall continue to remain in full force and effect and, accordingly, the Borrower hereby continues its pledge of a first lien security interest in all accounts receivable and inventory to the Lender for UCC-1 property described in the Security Agreement of which is located in the States of Pennsylvania, New York, Delaware, Virginia and Maryland.

      E) The Borrower agrees that upon the Lender's opening of its branch office in State College, Pennsylvania, that it will open and maintain its operating accounts with Lender (within thirty (30) days of opening) provided Lender's services and pricing are competitive.


     	5. REPRESENTATIONS AND WARRANTIES.  The Representations and Warranties

set forth in Article 4 of the Loan Agreement shall remain effective and apply to the terms and conditions of this amended Loan Agreement in their entirety and shall also apply to all new and amended Loan Documents.

     	6. AFFIRMATIVE AND NEGATIVE COVENANTS.  The Affirmative and Negative

Covenants set forth in Article 5 of the Loan Agreement shall remain in full force and effect provided, however, said covenants shall be modified or supplemented by the following Affirmative or Negative Covenants:

      A) The Borrower gives and grants a first lien position and security interest in all accounts receivables and inventory of the Borrower at all of its locations and stores, including but not limited to stores within the Commonwealth of Pennsylvania and States of New York, Delaware, Virginia and Maryland.

      B) The Borrower hereby agrees not to pledge, transfer, finance, lien or
        	otherwise encumber any currently owned and unencumbered equipment
        	located at any of Borrower's store locations, including those in the
        	Commonwealth of Pennsylvania and States of New York, Delaware,
        	Virginia and Maryland, all of said stores being more specifically
        	described in Exhibit "A" of the Security Agreement originally dated
        	December 30, 1998.

      C) The Borrower agrees to extend the applicability of all the terms of the Security Agreement dated December 30, 1998, to and include September 30, 2000 and beyond, if the Loan is extended or renewed and, accordingly, all terms of said Security Agreement shall be applicable to this Loan, as extended and modified.

      D) The Borrower pledges as additional collateral a first mortgage lien
        	position on at least $4,000,000 in value of its unencumbered real
        	estate which is specifically listed on Exhibit "A" and attached
        	hereto.  The Borrower agrees that mortgages in the amount of
        	$10,000,000.00 each will be recorded against said real estate having
        	a minimum of $4,000,000 on or before March 31, 2000.  In the event
        	the first lien mortgages are not prepared, executed and recorded
        	before March 31, 2000, the Loan shall then be considered in default
        	and shall immediately become due and payable in full.

      E) The Borrower will cause Henry D. Sahakian to provide a Guaranty and Surety in the format, specifically set forth in the Guaranty and
        	Suretyship Agreement.

      F) On or before December 29, 1999, the Borrower will provide a draft
        	Audit for fiscal year ending 1999 which substantially conforms with
        	the financial statement provided by the Borrower or in the
        	alternative, the Borrower shall provide a letter from the Borrower's
        	C.P.A. indicating the financial statements provided by the Borrower
        	substantially conform with the Draft Audit for the Fiscal year
        	Ending 1999.

      G) As soon as available, and in any event within sixty (60) days after the close of each quarter of each fiscal year, Borrower shall provide to Lender Reviewed Form 10Q Consolidated Financial Statements for Borrower and it subsidiaries, including a balance sheet, financial statements and related statements of income as of the end of such quarters which shall be prepared by Borrower's Management and which shall be certified and signed by Borrower's Chief Financial Officer.

      H) As soon as available, and in any event with one-hundred twenty (120)
        	days after the close of each fiscal year, Borrower shall provided to
        	Lender an audited form 10K Consolidated Financial Statements of
        	Borrowers and its subsidiaries, including a Balance Sheet and
        	related statements of income and of cash flows as of the end of such
        	Fiscal year.


      I) The Borrower shall submit to Lender an annual budget thirty (30)
        	days prior to its fiscal year ending.  Said annual budget submission
        	must be prepared in a fashion that provides a breakdown of quarterly
	        financial expectations and budget items.  The Borrower also agrees
        	to provide quarterly financial statements that will compare the
        	actual results to the budget within thirty (30) days of the end of
        	each fiscal quarter.  The Borrower acknowledges it is already in pos
       		session of the quarterly budgets for the fiscal year ending
       		September 30, 2000.

      J) The Borrower agrees as an Affirmative Covenant to maintain a Debt Service Coverage Ratio, defined as "EBITDA", which is Earnings Before Interest Taxes Depreciation and Amortization, divided by current maturities of long term debt and capitalized leases plus interest of 1.10 to 1.0.

      K) The Borrower agrees its unfunded capital expenditures may not exceed $3,000,000.00 during the nine (9) month term ending September 30, 2000.

      L) The Borrower agrees it must maintain a maximum debt to tangible net worth ratio of 3.0 to 1.

      M) The Borrower agrees it will maintain a minimum tangible net worth of
        	$24,000,000.00 in the first and fourth quarters of the Borrower's
        	fiscal year.  The Borrower must maintain a minimum tangible net
        	worth of $23,000,000.00 in the  second and third quarters of the
        	Borrower's fiscal year.  The Borrower and Lender agree that on March
        	30, 2000 and on June 29, 2000, that a financial evaluation of the

       		Borrower's financial position will be reviewed by the Lender, and the
       		failure to comply with the above financial covenants will be considered
       		an Event of Default.

      N) The Borrower agrees the Lender will continue to maintain the
        	existing sublimit $3,000,000.00 Letter of Credit.  The Revolving
        	Credit Loan will maintain unused available funds equal to the Letter
        	of Credit that has been issued.  The Letter of Credit will remain
        	available to the Borrower for the sole use and purpose of securing
        	Borrower's worker's compensation obligations.  Any other use or
        	requested use of the Letter of Credit shall be subject to the
        	Lender's prior written approval of which shall be in the sole
        	discretion of the Lender.  At no time prior to the maturity date of
        	the Loan, may the Letter of Credit and Revolving Credit Loan
        	Outstandings or Commitments exceed $10,000,000.00 and at no time
        	shall the Letter of Credit exceed $3,000,000.00.  The maturity date
        	of the Letter of Credit presently is June 30, 2000, provided,
        	however, said Letter of Credit shall be amended to the extent
        	necessary to provide Borrower an automatic renewal subject to Lender
        	notifying Borrower at least sixty (60) days prior to expiration of
        	the Letter of Credit that it will or will not renew the Letter of
        	Credit for a term until at least until the maturity date of this
        	Loan.


     	7. EVENTS OF DEFAULT.  The Events of Default set forth in the Loan

Agreement shall remain in full force and effect and in addition, will be supplemented with the following additional Events of Default:

      A) If the Borrower fails for any reason to maintain the Guaranty
        	Agreement from Henry D. Sahakian, as provided herein, this shall be considered an Event of Default.

      B) If the Borrower fails to meet the financial covenants and conditions set forth herein and as set forth in the original Loan Agreement, this shall be considered an Event of Default.

      C) If Borrower fails to provide a first lien position on all account receivables and inventory as provided herein, this shall be considered an Event of Default.

      D) If the Borrower encumbers equipment of which it has agreed not to encumber, this shall be considered an Event of Default.

      E) If the Borrower fails to place first mortgage liens against a minimum of $4,000,000 of value of the real property as listed on Exhibit "A" hereto by March 31, 2000, this shall be considered an Event of Default.

      F) If the Borrower fails to provide the financial statements provided herein within fifteen (15) days of their due date, this shall be considered an Event of Default.

     	8. REMEDIES - ARTICLE 7.  The Remedies set forth in the original Loan

Agreement shall remain in full force and effect and shall be supplemented by the following additional Remedy:  Upon the occurrence of an Event of Default, and after thirty (30) days prior written notice, the full amount of the principal balance of the loan, principal interest and costs shall become immediately due and payable in full.

     	9. GENERAL.   All terms of Article 8 of the original Loan Agreement

shall remain in full force and effect, except that the notice to the Borrower shall be amended to read as follows:

                            Uni-Marts, Inc.
                    Attn:  N. Gregory Petrick, CFO
                        477 East Beaver Avenue
                     State College, PA 16801-5690

    	10. The provisions set forth in this Amended Loan Agreement shall modify the terms of the original Loan Documents only to the extent specifically modified herein.  The terms of the original Loan Agreement shall remain in full force and effect and are applicable to this Loan extension.

Executed and intending to be legally bound as of the day and year first written above.


LENDER:
                                          U.S. BANK

                                               /s/ Brian S. Bowser
                                          By:-----------------------------------
                                              Brian S. Bowser
                                              Assistant Vice President


BORROWER:
ATTEST:                                   UNI-MARTS, INC.

/s/ Harry A. Martin                            /s/ N. Gregory Petrick
---------------------------               By:-----------------------------------
                                              N. Gregory Petrick
                                              Senior Vice President and
                                              Chief Financial Officer